© PPL Corporation 2014
Completing the Transformation
PPL Energy Supply to Combine with Riverstone’s Generation
Business to Form Talen Energy Corporation
June 10, 2014
Exhibit 99.2

© PPL Corporation 2014
Cautionary Statements and Factors That
May Affect Future Results
Forward Looking Statements
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the
Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the
Company’s SEC filings.

© PPL Corporation 2014
Agenda

Transaction Overview  Bill Spence
  Chairman, President & CEO, PPL Corporation

Talen Energy Overview Paul Farr
  President, PPL Energy Supply, LLC
  President & CEO, Talen Energy, at Close
Transaction Structure, Process  Jeremy McGuire
and Timing Vice President - Strategic Development,
  PPL Strategic Development, LLC
  Chief Financial Officer, Talen Energy, at Close

PPL Corporation Update Bill Spence

Concluding Remarks Bill Spence

© PPL Corporation 2014
Transaction Overview
• PPL Energy Supply, LLC (“PPL Energy Supply”) will be spun off from PPL Corporation (“PPL”) and combined with Riverstone’s power generation business (“RJS Power Holdings LLC”) to form Talen Energy Corporation
 (“Talen Energy”)
• Creates a highly competitive 15 GW IPP with attractive assets in the right markets
• With a strong balance sheet and continuing Riverstone involvement, Talen Energy is well positioned to deliver best-in-class growth and shareholder returns
• PPL’s shareholders will own 65% of Talen Energy with Riverstone owning 35%
 – PPL will have no ongoing ownership interest, control or affiliation (1)
• Paul Farr has been named President of PPL Energy Supply and will become President and CEO of Talen Energy at closing
 – Vince Sorgi, currently Vice President and Controller, PPL Corporation, has been named Senior Vice
 President and CFO of PPL Corporation
 – Jeremy McGuire, currently Vice President - Strategic Development, will become CFO of Talen Energy at closing

(1) Other than under certain limited contracts such as a Transition Services Agreement and ongoing arms-length commercial arrangements.

© PPL Corporation 2014
Transaction Benefits

Creates a Highly
Attractive IPP
Significant
Shareholder
Value Creation
Transaction
Timing and
Certainty
• 15 GW of capacity focused primarily in PJM and ERCOT, two highly attractive markets
• Highly diversified fleet; environmentally well positioned
• Robust cash flow generation capability
• Conservative capitalization positions company well for future growth
• Move to “pure-play” businesses
• Permits the utility operations and competitive power operations to make operating and capital decisions as separate businesses
• Significant synergy potential: estimated at $155 million on an annual run-rate basis
 – Cost savings plus additional benefits from improved asset commercialization across the fleet
• Tax-free transaction structure
• Necessary regulatory approvals well understood
• Expected closing in Q1 or Q2 2015

© PPL Corporation 2014
Talen Energy Overview

© PPL Corporation 2014
Talen Energy Market Presence

Presence in Most Attractive and Liquid U.S. Power Markets
ISO-NE
1%
PJM
ERCOT
WECC
Talen Energy (1),(2)
ISO-NE
PJM
ERCOT
RJS Power Holdings LLC (1)
PJM
WECC
PPL Energy Supply (1)
(1)Based on percentage of generating capacity. Excludes 11 Montana hydro assets to be sold under a September 26, 2013 Purchase and Sale Agreement with NorthWestern Corporation.
(2)Does not account for any market mitigation that will be required to achieve regulatory approvals.
93%
63%
35%
MD
TX
MT
NY
PA
NH
MA
CT
DE
RI
VT
< 300
300 - 750
750 - 1,000
> 1,000
Operating Capacity (MW)
PPL Energy Supply
Ownership
RJS Power Holdings LLC
Gas
Oil
Coal
Nuclear
Hydro
Fuel Type

PPL Energy Supply	RJS Power Holdings LLC	Talen Energy (1),(2)
	10.0 GW	5.3 GW	15.3 GW
	12	15	27
	PA, MT	NJ, PA, MD, TX, MA	NJ, PA, MD, TX, MT, MA

3%
23%
41%
33%

8%
40%
52%

3%
2%
15%
40%
40%

© PPL Corporation 2014
Fuel Mix:
Talen Energy Asset Profile

Generating Capacity:
Operating Facilities:
States:
+
=
(2)
(2)
(1) Does not account for any market mitigation that will be required to achieve regulatory approvals.
(2) Excludes 11 Montana hydro assets to be sold under a September 26, 2013 Purchase and Sale Agreement with NorthWestern Corporation. Excludes PPL Energy Supply peakers, landfill gas, wind and solar sites.
Compelling IPP with Significant Scale and Diversity
(2)
Well positioned to grow in key markets
Oil
Coal
Natural Gas
Renewables
Natural Gas
Nuclear
Coal
Oil
Renewables
Coal
Nuclear
Natural Gas
(2)

Competitive Generation Capacity (GW)
60
50
40
30
20
10
0
54
35
26
18
15
14
13
13
10
6
4
NRG
EXC
CPN
NEE
Talen
FE
DYN
PEG
PPL
ETR
D

© PPL Corporation 2014
Talen Energy Peer Positioning

#3 IPP and #5 Competitive Generator in the U.S.
(1) Does not account for any market mitigation that will be required to achieve regulatory approvals.
(2) Excludes 11 Montana hydro assets to be sold under a September 26, 2013 Purchase and Sale Agreement with NorthWestern Corporation.
• Sufficient scale to be efficient
• Strong EBITDA production per MW of capacity
(1)
(2)

© PPL Corporation 2014
Talen Energy Hedging Profile

(As of May 31, 2014)	2014		2015		2016
Baseload	PPL Energy Supply	RJS Power Holdings LLC	PPL Energy Supply	RJS Power Holdings LLC	PPL Energy Supply	RJS Power Holdings LLC
Expected Generation (1) (Millions MWhs)	50.2	9.1	45.1	8.3	44.0	7.9
East	43.2	9.1	40.8	8.3	40.0	7.9
West(2)	7.1	NA	4.3	NA	4.0	NA
Current Hedges (%) (3)	96-98%	48-50%	75-77%	0%	13-15%	0%
East (%)	96-98%	48-50%	75-77%	0%	11-13%	0%
West (%) (2)	95-97%	NA	73-75%	NA	33-35%	NA
Average Hedged Price (Energy Only) ($/MWh) (4)
East ($)	$39-41	$45-48	$39-41	NA	$42-44	NA
West ($) (2)	$38-40	NA	$42-43	NA	$44-46	NA
Current Coal Hedges (%)	97%	100%	86%	89%	65%	93%
East (%)	96%	100%	84%	89%	53%	93%
West (%) (2)	100%	NA	92%	NA	100%	NA
Average Consumed Coal Price (Delivered $/Ton)
East ($)	$76-78	Variable	$72-76	Variable	$72-78	Variable
West ($) (2)	$26-30	NA	$26-32	NA	$26-32	NA
Intermediate / Peaking
PJM Expected Generation (1) (Million MWhs)	9.5	2.3	8.5	2.3	9.4	1.8
PJM Current Hedges (%) (5)	79%	72-75%	10%	72-75%	0%	72-75%
ERCOT Expected Generation (Million MWhs)	NA	4.5	NA	5.6	NA	5.9
ERCOT Current Hedges (%)	NA	74-76%	NA	10-12%	NA	0%

Expected Capacity Revenue (6) ($mm)	$560	$205	$505	$169	$455	$162
(1) Represents expected sales of PPL Energy Supply and RJS Power Holdings LLC. Does not account for any market mitigation that will be required to achieve regulatory approvals.
(2) Includes PPL Montana's hydroelectric facilities through the 3rd quarter of 2014. On September 26, 2013, PPL Montana, LLC agreed to sell all 11 of its hydroelectric power plants. The sale is subject to regulatory approvals and currently is not expected to close before the second half of 2014.
(3) 2015 RJS Power Holdings LLC basis hedges only (BGE/PJMW). Includes January to April at 100%.
(4) The 2015 & 2016 average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from power prices at the 5th and 95th percentile confidence levels; RJS Power Holdings LLC values represent BGE hedges adjusted to be consistent with PJM West Hub using 5-year historical basis, and average hedge price is ~75% weighted to peak volume.
(5) Based on sold heat rate call options for RJS Power Holdings LLC.
(6) Expected capacity revenue includes all MWs cleared during PJMs RPM Auctions or during incremental auctions at the respective prices and any uncleared MWs at expected incremental auction prices; RJS Power Holdings LLC capacity revenues include Exelon top-up payments.

© PPL Corporation 2014
Enhanced Value from Significant Synergy
Potential

($mm)	Services / HQ	Operating	Total (1)
Pre-Synergies 2015E O&M
PPL Energy Supply	$192	$712	$904
RJS Power Holdings LLC	13	217	230
Subtotal	$205	$929	$1,134

Full Year Run-Rate Synergies
O&M	$85	$60	$145
Margin from improved Commercialization	0	10	10
Total Run-Rate Transaction Benefits	$85	$70	$155

(1) Does not account for any market mitigation that will be required to achieve regulatory approvals.
(2) Excludes certain allocated costs that are not part of O&M and non-cash compensation.
(3) Excludes non-cash compensation.
(3)
(3)
(2)

© PPL Corporation 2014
Talen Energy Financial Highlights
• Anticipate a BB area credit rating
• Will commence a process to obtain necessary liquidity facilities to support Talen’s operations
 – Targeting $1.85 billion
 – Expect to close on commitments by end of July 2014
 – Facility to become active upon closing

($mm)	PPL Energy Supply	RJS Power Holdings LLC	Total
2015E Adjusted EBITDA	$627	$285	$912
Run-Rate Annual Synergies			155
“Model Year” Adjusted EBITDA			1,067
2015E CapEx	369	54	423
Debt	2,713	1,250	3,963
Cash	520	NA	520
(1) Before synergies, not pro forma. Excludes 11 Montana hydro assets to be sold under a September 26, 2013 Purchase and Sale Agreement with NorthWestern Corporation. Does not account for any market mitigation that will be required to achieve regulatory approvals. See description of Adjusted EBITDA and reconciliation to Net Income in Appendix.
(2) Excludes nuclear fuel CapEx.
(3) Balance as of May 31, 2014. Includes $2,525mm of long-term debt, including current portion, and $188mm short term borrowings.
(4) Gives effect to planned RJS Power Holdings LLC refinancing.
(5) Balance as of May 31, 2014, consists of $108mm of unrestricted cash and $412mm of restricted cash. Restricted cash includes cash posted in support of hedge positions.
(6) RJS Power Holdings LLC not expected to maintain significant cash balances.
(4)
(5)
(6)
(2)
(3)
(1)

© PPL Corporation 2014
Talen Energy Strategy: Delivering Future Value

Safety and Plant Performance	• Value is built on a foundation of excellence in operations • Safety is a core value
Disciplined Capital Investment	• Investment to maintain safe operations • Investment to sustain current fleet made on an economic basis • Investment for growth subject to rigorous returns-based analysis
Balance Sheet Management	• The balance sheet is a strategic asset • Enhanced flexibility and capacity • Absorb volatility and pursue growth opportunities
Active Hedging & Portfolio Management	• Primary focus on delivering visibility 1-year forward • Manage and monetize intra-year volatility • Retail activities will be oriented to hedge the generation fleet
Cash Returns	• Business will be run to maximize cash flow • Cash generation fuels growth and investment opportunities
Growth Posture	• Growth in value, not size alone • Right assets in the right markets • Evolve with opportunity

© PPL Corporation 2014
Transaction Structure, Process
and Timing

© PPL Corporation 2014
Key Transaction Terms

Topic	Commentary
Structure and Consideration
• PPL Energy Supply will be distributed to PPL shareholders to form Talen Energy through a tax-free spin off; Riverstone will then contemporaneously contribute RJS Power Holdings
 LLC to Talen Energy in exchange for Talen common stock

Pro Forma Talen Ownership	• 65% PPL shareholders / 35% Riverstone Holdings
Governance
• Talen board will have eight directors upon closing
 – Four PPL independent directors to step down from the PPL board and onto the Talen board
 • One of which will become non-executive chairman
 – One independent director appointed by Riverstone
 – Two non-independent board members from Riverstone
 – Paul Farr (Talen CEO) will be a director

Approvals
• Regulatory approvals include Federal Energy Regulatory Commission (“FERC”), Department
 of Justice (“DOJ”), Nuclear Regulatory Commission (“NRC”), certain PA PUC regulatory and other customary approvals
• Estimate required mitigation of approximately 1,000 MW of baseload-equivalent capacity

Timing	• Expected close: Q1 or Q2 2015 • Contract outside date: 12 months (June 30, 2015) + 6 months if only awaiting regulatory approval

© PPL Corporation 2014
Simplified Corporate Structure

• PPL shareholders continue to own 100%
 of PPL Corporation
• 100% of PPL Energy Supply will be spun
 off to PPL shareholders to form Talen
 Energy
• Riverstone will contemporaneously
 contribute RJS Power Holdings LLC
 (owners of Raven, Sapphire and Jade) in
 exchange for 35% of Talen common
 stock
• RJS Power Holdings LLC will be combined
 with PPL Energy Supply
Pro Forma Corporate Structure
PPL Shareholders
Riverstone Holdings
Talen Energy
PPL Energy
Supply
Raven
PPL
Energy Supply
Subs
Sapphire
Jade
35%
65%
PPL Corporation
100%
New Entity
Transaction Summary
Credit
Facilities and
Term Debt (1)
(1)Existing debt at PPL Ironwood and PPL Renewables will remain at these entities.

© PPL Corporation 2014
Talen Energy Capitalization and Liquidity

Overview
Expected Talen Capitalization and Liquidity
(1) As of May 31, 2014.
(2) Includes PPL Ironwood debt of $52mm and PPL Renewables debt of $5mm.
(3) Reflects RJS Power Holdings LLC refinancing; May 31, 2014 debt balances are $318mm at Raven, $251mm at Sapphire and $588mm at Jade.
• Targeting $1,850 million of liquidity
 facilities active upon close, committed by
 end of July
• Existing PPL Energy Supply term debt to
 remain in place
• Riverstone’s Raven, Jade, and Sapphire are
 combining under a single parent company,
 RJS Power Holdings LLC, and will refinance
 all of their existing indebtedness with a
 $1,250 million Senior Unsecured Note
• New RJS Power Holdings LLC debt will
 travel to Talen upon transaction close with
 covenants expected to be consistent with
 existing PPL Energy Supply term debt
($mm)
New Talen Revolving Credit Facility	$1,850
Short Term Debt	$188
Term Debt
PPL Energy Supply Debt	$2,525
RJS Power Holdings LLC Senior Notes	1,250
Total Term Debt	$3,775

(1), (2)
(1)
(3)

© PPL Corporation 2014
Transaction Timeline

Principal Required Approvals
Required Approval	Expected Timing
Federal Energy Regulatory Commission (FERC)	3-6 months
Hart-Scott-Rodino - Federal Trade Commission (FTC) and Department of Justice (DOJ)	4-8 months
Nuclear Regulatory Commission (NRC)	7-9 months
Pennsylvania Public Utility Commission (PA PUC) (1)	6-9 months
Expected Transaction Closing in Q1 or Q2 2015
(1) Approval with regards to change in control over PPL Interstate Energy Company, and certain property transfers or other agreements to the extent necessary to effectuate the separation of PPL
 Energy Supply.

© PPL Corporation 2014
PPL Corporation Update

© PPL Corporation 2014
	2010 (1)	2012 (2)	2013 (3)	Pro-Forma PPL Corporation
Market Cap ($bn)	$12.8	$16.4	$18.8
Enterprise Value ($bn)	$17.2	$35.1	$37.8
FY+1 P/E	10.6x	13.0x	13.7x
Business Profile (4)
Regulatory Asset Base (5) ($bn)	$12.2	$18.8	$20.9	$20.9 + (6.7% CAGR from 2014 - 2018)
Reg. Jurisdictions	KY, PA, UK	KY, PA, UK	KY, PA, UK	KY, PA, UK
UTY P/E Multiple (6)	~12.4x	~14.1x	~15.1x	~16.3x (7)
Commitment to Creating Shareholder Value

Source: FactSet, Company Filings.
(1)   As of December 31, 2010.
(2)   As of December 31, 2012.
(3)   As of December 31, 2013.
(4)   Proportion of earnings from ongoing operations.
2008
2009
2010
2011
2012
2014
Future
% Utility
% Competitive Energy
100%
Evolution of PPL
(5) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents
 Regulatory Asset Value (RAV) for WPD.
(6) Based on PHLX UTY Index TTM multiples.
(7) As of June 05, 2014.
2013
73%
27%
28%
72%
16%
84%

© PPL Corporation 2014
PPL Corporation Investment Highlights
• 100% rate-regulated business model provides earnings and dividend growth potential
 – Substantial projected growth in rate base: ~7% CAGR from 2014-2018
 – Target EPS compound annual growth rate of at least 4%, excluding PPL Energy Supply(1)
 – Maintain current dividend level until PPL Energy Supply transaction is completed;
 intended growth thereafter
• Operates in premium regulatory jurisdictions that provide substantial opportunity for real-time recovery of capital investments
 – Approximately two-thirds of regulated capital expenditures earn returns subject to minimal or no regulatory lag
• Strong management team with track record of execution
 – U.K. team best-in-class among U.K. peers
 – PPL Electric Utilities, Kentucky Utilities and LG&E have earned a combined 35 J.D. Power awards for superior performance in reliability and customer service

(1) Based on 2014 hypothetical midpoint of $2.05 as shown on Slide 22.

Direct Charges transferred to Talen
Targeted Cost Reduction
Depreciation

© PPL Corporation 2014
Managing Corporate Costs

Total Supply Cost Allocations ~ $215 million (1)
$110mm
$75mm
$30mm
Remaining cost allocation
limited to systems and
hardware supporting utility
businesses
A portion of these
costs will be reduced
through Talen synergy
plan
(1) Excludes approximately $50mm of interest expense that was allocated to the Supply segment and will remain at PPL after closing.

$3.00
$2.00
$1.00
$0.00
Per Share
2014E
2014E (ex-Supply)
2015E

© PPL Corporation 2014
2014 and 2015 Earnings Forecast

Segment	2014E Ongoing Midpoint(2)	2014E Ongoing Midpoint (ex-Supply) (2)	2015E Midpoint
U.K. Regulated	$1.34	$1.34	$1.36
Kentucky Regulated	0.45	0.45	0.48
PA Regulated	0.39	0.39	0.39
Supply	0.11	--	--
Corporate and Other	(0.06)	(0.13)	(0.08)
Total	$2.23	$2.05	$2.15
$2.30
$2.25
$2.05
$2.15
$2.10
$2.00
Hypothetical
(1)
(1)

(1) 2015E earnings provided here assume no contribution from PPL Energy Supply. However, PPL Energy Supply is expected to continue to be part of PPL Corporation’s consolidated earnings for a portion of 2015 based on an expected closing date of Q1 or Q2 2015.
(2) See reconciliation of ongoing earnings to reported earnings in the Appendix.

© PPL Corporation 2014
Closing Remarks and Q&A

© PPL Corporation 2014
Transaction Benefits

Creates a Highly
Attractive IPP
Significant
Shareholder
Value Creation
Transaction
Timing and
Certainty
• 15 GW of capacity focused primarily in PJM and ERCOT, two highly attractive markets
• Highly diversified fleet; environmentally well positioned
• Robust cash flow generation capability
• Conservative capitalization positions company well for future growth
• Move to “pure-play” businesses
• Permits the utility operations and competitive power operations to make operating and capital decisions as separate businesses
• Significant synergy potential: estimated at $155 million on an annual run-rate basis
 – Cost savings plus additional benefits from improved asset commercialization across the fleet
• Tax-free transaction structure
• Necessary regulatory approvals well understood
• Expected closing in Q1 or Q2 2015

© PPL Corporation 2014
Appendix

Asset	Location	Fuel Type	Ownership	Owned Capacity (MW)	COD	Region
Montour	PA	Coal	100%	1,505	1972 - 1973	PJM
Brunner Island	PA	Coal	100%	1,437	1961 - 1969	PJM
Keystone	PA	Coal	12%	210	1967 - 1968	PJM
Conemaugh	PA	Coal	16%	276	1970 - 1971	PJM
Martins Creek 3 & 4	PA	Natural Gas / Oil	100%	1,400 (Gas) / 1,700 (Oil)	1975 - 1977	PJM
Ironwood	PA	Natural Gas	100%	660	2001	PJM
Lower Mt. Bethel Energy	PA	Natural Gas	100%	551	2004	PJM
Peakers	PA	Natural Gas / Oil	100%	354	1967 - 1973	PJM
Susquehanna	PA	Nuclear	90%	2,268	1983 - 1985	PJM
Eastern Hydro [(3)]	PA	Hydro	100%	292	1910 - 1926	PJM
Montana Coal [(4)]	MT	Coal	25% (Colstrip) / 100% (J.E. Corette)	677	1968 - 1986	WECC
Renewables	NH, NJ, PA, VT	Renewables	100%	65	Various	Various
Total				**9,995**

© PPL Corporation 2014
Talen Energy Asset Overview

(1) Excludes 11 Montana hydro assets to be sold under a September 26, 2013 Purchase and Sale Agreement with NorthWestern Corporation.
(2) Does not account for any market mitigation that will be required to achieve regulatory approvals.
(3) Includes Holtwood and Wallenpaupack.
(4) Includes Colstrip and J.E. Corette plants.
PPL Energy Supply Assets (1),(2)
Asset Location Fuel Type Ownership Owned Capacity ( MW) COD Region  Montour PA Coal 100% 1,505 1972 - 1973 PJM Brunner Is land PA Coal 100% 1,437 1961 - 1969 PJM Keys tone PA Coal 12% 210 1967 - 1968 PJM Conem augh PA Coal 16% 276 1970 - 1971 PJM Martins Creek 3 & 4 PA Natural Gas / Oil 100% 1,400 ( Gas) / 1,700 ( Oil) 1975 - 1977 PJM Ironwood PA Natural Gas 100% 660 2001 PJM Lower Mt. Bethel Energy PA Natural Gas 100% 551 2004 PJM Peakers PA Natural Gas / Oil 100% 354 1967 - 1973 PJM Susquehanna PA Nuclear 90% 2,268 1983 - 1985 PJM Eastern Hydro (3) Montana Coal (4) Renewables PA MT NH, NJ, PA, VT Hydro Coal Renewables 100% 25% ( Cols trip) / 100% ( J. E. Corette) 100% 292 677 65 1910 - 1926 1968 - 1986 Various PJM WECC Various Total 9,995

© PPL Corporation 2014
Talen Energy Asset Overview (cont’d)

RJS Power Holdings LLC Assets(1)
Sapphire
Portfolio
Jade
Portfolio
Raven
Portfolio
(1) Does not account for any market mitigation that will be required to achieve regulatory approvals.
Asset Location Fuel Type Ownership Owned Capacity (MW) COD Region  Brandon Shores MD Coal 100% 1,273 1984 - 1991 PJM  Raven  H. A. Wagner MD Coal / Natural Gas / Oil 100% 976 1956 - 1972 PJM Portfolio  C. P. Crane MD Coal 100% 399 1961 - 1967 PJM Bayonne NJ Natural Gas / Oil 100% 171 1988 PJM Camden NJ Natural Gas / Oil 100% 151 1993 PJM Dartmouth MA Natural Gas / Oil 100% 89 1996 ISO- NE Sapphire  Elmwood Park NJ Natural Gas / Oil 100% 71 1989 PJM  Portfolio  Newark Bay NJ Natural Gas / Oil 100% 129 1993 PJM Pedricktown NJ Natural Gas / Oil 100% 131 1992 PJM York PA Natural Gas 100% 52 1989 PJM Barney Davis 1 TX Natural Gas 100% 335 1974 ERCOT Barney Davis 2 TX Natural Gas 100% 674 2010 ERCOT  Jade  Nueces Bay 7 TX Natural Gas 100% 678 2010 ERCOT  Portfolio  Laredo 4 TX Natural Gas 100% 98 2008 ERCOT Laredo 5 TX Natural Gas 100% 98 2008 ERCOT  Total 5,325

Talen Energy Merchant Coal Fleet Environmental Controls									
Control Devices		Low NOx Burners	SCR/SNCR	Scrubbers	Chemical Additive	Updated ESP / Baghouse / FGD	Dry Injection	Closed-Cycle Cooling Tower	Dry Handling / Disposal / Beneficial Use
Pollutant Addressed		NO_x	NO_x	SO_2	Mercury	PM	Acid Gases	Water Intake	Coal Combustion Residuals (CCRs)
Brunner Island	Unit 1	✓	NR	✓	✓ (yellow)	✓	✓ (yellow)	(1)	✓
	Unit 2	✓	NR	✓	✓ (yellow)	✓	✓ (yellow)	(1)	✓
	Unit 3	✓	NR	✓	✓ (yellow)	✓	✓	(1)	✓
Montour	Unit 1	✓	✓	✓	✓	✓	✓	✓	✓
	Unit 2	✓	✓	✓	✓	✓	✓	✓	✓
Colstrip	Units 1 & 2	(2)	(2)	✓	✓	✓ (yellow)	NR	✓	(3)
	Units 3 & 4	✓	NR	✓	✓	✓ (yellow)	NR	✓	(3)
Keystone	Units 1 & 2	✓	✓	✓	✓	✓	✓	✓	✓
Conemaugh	Units 1 & 2	✓	✓ (yellow)	✓	✓	✓	✓ (yellow)	✓	✓
Corette	Unit 1	✓	NR	(4)	✓	(4)	NR	(4)	(4)
Brandon Shores	Unit 1	✓	✓	✓	NR	✓	NR	✓	✓
	Unit 2	✓	✓	✓	NR	✓	NR	✓	✓
Wagner	Unit 2	✓	✓	(5)	(6)	✓	(5)	(7)	✓
	Unit 3	✓	✓	(5)	(6)	✓	(5)	(7)	✓
Crane	Unit 1	(8)	✓	(5)	✓ (yellow)	✓	✓ (yellow)	(7)	✓
	Unit 2	(8)	✓	(5)	✓ (yellow)	✓	✓ (yellow)	(7)	✓

✓ = Installed   ✓ (yellow) = Under Consideration

© PPL Corporation 2014

1. Recently finalized 316(b) regulations will require
 intake structure modifications for sites with once-
 through cooling towers. Pending ELG revisions
 could require additional controls on other waste
 water streams.
2. The Regional Haze FIP for Montana would
 require low NOx Burners and SOFA as well as
 SNCRs for Colstrip 1 & 2 by 2017; PPL is
 litigating EPA's final FIP.
3. Pending CCR regulations could require
 additional controls and/or costs throughout the
 fleet depending on final requirements.
4. In March 2013, PPL announced its intention to
 mothball Corette SES starting in April 2015.
5. Wagner and Crane are switching to Ultra-low
 Sulfur Coal from Indonesia (Adaro) in 2015
 which will only require DSI capital expenditure for
 Crane to meet the MATS HCL standard.
6. Wagner injects activated carbon to control
 Mercury emissions to achieve Maryland Air Act
 requirements and comply with the proposed
 MATS rules requirements.
7. Crane and Wagner utilize once-through cooling
 water systems. Wagner is expected to install
 necessary equipment to comply with 316(b) rule.
8. Crane has over-fired air with ash-reburn for NOx
 RACT Control.
NR = Not Required by Current or Proposed Regulations
Talen Energy Environmental Controls

($mm)
600
500
400
300
200
100
0
54
139
369
71
149
282
2015E
2016E
PPL Energy Supply (ex-Nuclear Fuel)
PPL Energy Supply Nuclear Fuel CapEx
RJS Power Holdings LLC

© PPL Corporation 2014
Talen Projected Capital Expenditure Detail

($mm)	Brunner Island	Montour	Colstrip	Keystone	Conemaugh	Corette	Brandon Shores	H.A. Wagner	C.P. Crane	Total
Regional Haze (1)	--	--	$11.4	--	--	--	--	--	--	$11.4
MD HAA (2)	--	--	--	--	--	--	--	--	--	--
MATS (3)	$22.8	--	$6.6	--	$3.2	--	--	$1.5	$8.3	$42.4
CSAPR (4)	--	--	--	--	--	--	--	--	--	--
316(b) (5)	$30.0	--	--	--	--	--	--	$8.0	--	$38.0
Ash Basin Modification (6)	--	$26.0	--	--	--	--	--	--	--	$26.0
Total										$117.8
(1) To be completed by 2017.
(2) Maryland Healthy Air Act.
(3) Mercury and Air Toxics Standard to be completed by 2015.
(4) Cross-State Air Pollution Rule.
Total Capital Expenditure Plan
(5) Estimated cost and timing will be refined based upon analysis driven by final standard.
(6) Driven by permit timing; to be completed by 2017.
Projected Major Environmental Spend

© PPL Corporation 2014
PPL Corporate Structure Post Spin

PPL Global
LKE
PPL Electric Utilities
Kentucky Utilities
Louisville Gas & Electric
PPL Corporation
PPL Capital Funding
Credit Rating
Secured
Unsecured
Long-Term Issuer
Outlook
S&P
NR
BBB-
NR
Stable
Moody’s
NR
Baa3
Baa3
Stable
Credit Rating
Secured
Unsecured
Long-Term Issuer
Outlook
S&P
NR
NR
BBB
Stable
Moody’s
NR
NR
Baa3
Stable
Credit Rating
Secured
Unsecured
Long-Term Issuer
Outlook
S&P
NR
BBB
BBB
Stable
Moody’s
NR
Baa1
Baa1
Stable
Credit Rating
Secured
Unsecured
Long-Term Issuer
Outlook
S&P
NR
BBB-
BBB
Stable
Moody’s
NR
Baa2
Baa2
Stable
Credit Rating
Secured
Unsecured
Long-Term Issuer
Outlook
S&P
A-
NR
BBB
Stable
Moody’s
A2
Baa1
Baa1
Stable
Credit Rating
Secured
Unsecured
Long-Term Issuer
Outlook
S&P
A-
NR
BBB
Stable
Moody’s
A1
A3
A3
Stable
Credit Rating
Secured
Unsecured
Long-Term Issuer
Outlook
S&P
A-
NR
BBB
Stable
Moody’s
A1
A3
A3
Stable

© PPL Corporation 2014
PPL Overview

• Customers: 1.4 million Electric
• Allowed Distribution ROE: 10.40%
• Rate Base: $4.2 billion (1)
• 5-Year Transmission Rate Base CAGR: 13.4%
• 5-Year Distribution Rate Base CAGR: 6.2%
• Regulatory Entity: Pennsylvania PUC
PPL Electric Utilities
• Customers: 0.9 million Electric; 0.3 million Natural Gas
• KU Allowed ROE: 10.25% (KY), 10.00% (VA)
• LG&E Allowed ROE: 10.25%
• Rate Base: $7.6 billion (1),(2)
• 5-Year Rate Base CAGR: 6.5%
• Regulated Capacity: 8.1 GW
• Regulatory Entities: Kentucky PSC, Virginia SCC
Kentucky Utilities
• Customers: 7.8 million Electric
• Rate Base: $9.1 billion (1),(2)
• 5-Year Rate Base CAGR: 5.6%
• Regulatory Entity: Ofgem
U.K. Delivery
(1) Year-end Rate Base as of December 31, 2013.
(2) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.

($bn)
2.00
1.50
1.00
0.50
0.00
1.34
1.20
1.23
1.20
1.22
2014E
2015E
2016E
2017E
2018E

UK

($bn)
16.0
12.0
8.0
4.0
0.0
5.6% CAGR
9.1
9.6
10.2
10.8
11.4
12.0
2013A
2014E
2015E
2016E
2017E
2018E

© PPL Corporation 2014
U.K. Regulated Segment Overview
Investment Highlights
• Highly attractive rate‐regulated business
 – Regulator‐approved multi‐year forward‐looking revenues based on future business plan, including capital expenditures and O&M plus adjustments for inflation
 – Real‐time return of and return on capital investment - no lag
 – No volumetric risk
 – Additional incentives for operational efficiency and high‐quality service
• Best‐in‐class management team with track record of
  delivering results

Capital Expenditure Plan (1)
United Kingdom Delivery Territories
Projected Rate Base Growth (1),(2)
(1) Figures based on assumed exchange rate of $1.58 / GBP.
(2) Based on RIIO-ED1 business plan as filed on July 1, 2013.

2.00
1.50
1.00
0.50
0.00
1.22
1.17
1.24
1.06
0.94
0.62
0.65
0.92
0.73
0.56
0.60
0.52
0.32
0.33
0.38
2014E
2015E
2016E
2017E
2018E
LKE ECR
LKE Base

KY
VA

($bn)
16.0
12.0
8.0
4.0
0.0
6.5% CAGR
7.6
8.3
9.0
9.7
10.1
10.5
2013A
2014E
2015E
2016E
2017E
2018E

© PPL Corporation 2014
Kentucky Regulated Segment Overview
Investment Highlights
• Efficient, well‐run utilities focused on safety, reliability and customer service
• Constructive regulatory environment that provides a timely return on a substantial amount of planned CapEx over the next 5 years
 – Environmental Cost Recovery (ECR): ~$2.3 billion estimated spend on projects approved by the KPSC with a 10.25% ROE - virtually no regulatory lag
 – Other supportive recovery mechanisms include Construction
 Work In Progress, Fuel Adjustment Clause, Gas Supply Clause
 Adjustment and Demand Side Management recovery

Capital Expenditure Plan
($bn)
Kentucky Delivery Territories
Projected Rate Base Growth
(1) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)

($bn)
2.0
1.5
1.0
0.5
0.0
0.95
0.88
0.88
0.99
1.00
0.32
0.33
0.35
0.42
0.43
0.63
0.55
0.53
0.57
0.57
2014E
2015E
2016E
2017E
2018E
PA Transmission
PA Distribution

PA

9.1% CAGR
8.0
6.0
4.0
2.0
0.0
4.2
4.8
5.2
5.8
6.1
6.5
2.6
2.8
2.9
3.1
3.3
3.5
1.6
2.0
2.3
2.7
2.8
3.0
2013A
2014E
2015E
2016E
2017E
2018E
PA Transmission
PA Distribution

© PPL Corporation 2014
Pennsylvania Regulated Segment Overview
Investment Highlights
• Significant growth in transmission portion of business which earns a favorable rate of return on a near real‐time basis
 – CAGR of 13.4% in transmission rate base through 2018 driven by initiatives to improve aging infrastructure
 – ROE of 11.68% earned through FERC Formula Rate Mechanism
 – ROE of 12.93% and return on CWIP for $630 million Susquehanna‐Roseland project
 – Return on CWIP for $310 million of Northeast Pocono Reliability project
• Reliability initiatives drive distribution rate base growth at a projected CAGR of over 6% through 2018
• Act 11 - Alternative ratemaking legislation provides for more timely recovery of about $800 million in distribution plant costs that improve and maintain safety and reliability based upon a five‐year plan filed with the PA PUC

Capital Expenditure Plan
Pennsylvania Delivery Territories
Projected Rate Base Growth
($bn)

© PPL Corporation 2014
Reg G Reconciliation - Talen Energy

(1) Calculated using estimated effective tax rate of 40%.
(2) Excludes $155mm of synergies resulting from the transaction, which are included in “Model Year” Adjusted EBITDA of $1,067mm for illustrative purposes.
2015E Adjusted EBITDA
($mm)	PPL Energy Supply	RJS Power Holdings LLC
Net Income/(Loss)	$ 46	$ 75
Income Taxes (1)	31	50
Interest Expense	177	67
Depreciation & Amortization	493	93
EBITDA	747	285
Add: Non-Cash Compensation	27	--
Less: Nuclear Fuel Amortization	147	--
Adjusted EBITDA(2)	$ 627	$ 285
Adjusted EBITDA, which is a non-GAAP financial measure, represents net income (loss) before interest expense, income taxes, depreciation and amortization, adjusted for certain items as detailed in the reconciliation. Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP as an indicator of operating performance and is not necessarily comparable to similarly-titled measures reported by other companies. We believe Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that EBITDA is widely used by investors to measure a company’s operating performance without regard to such items as interest expense, income taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired. Additionally, we believe that investors commonly adjust
EBITDA information to eliminate the effect of restructuring and other expenses, which vary widely from company to company and impair comparability. We adjust for these and other items as our management believes that these items would distort their ability to efficiently view and assess our core operating trends.
In summary, our management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our Board of Directors, shareholders, creditors, analysts and investors concerning our financial performance.

Forecast (per share - diluted)							
2014 Midpoint[1]							
Regulated	Regulated	Regulated	Supply	and Other	Total	2014	2014
(0.08)					(0.08)	(0.08)	(0.08)
(0.09)			(0.22)		(0.31)	(0.31)	(0.31)
$ 1.25	$ 0.45	$ 0.39	$ (0.11)	$ (0.06)	$ 1.92	$ 1.99	$ 1.84

Hypothetical Forecast (per share - diluted, ex-Supply)						
2014 Midpoint[1]						
Regulated	Regulated	Regulated	and Other	Total	2014	2014
(0.08)				(0.08)	(0.08)	(0.08)
(0.09)				(0.09)	(0.09)	(0.09)
$ 1.25	$ 0.45	$ 0.39	$ (0.13)	$ 1.96	$ 2.01	$ 1.91

Forecast (per share - diluted)						
2015 Midpoint						
Regulated	Regulated	Regulated	and Other	Total	2015	2015
$ 1.36	$ 0.48	$ 0.39	$ (0.08)	$ 2.15	$ 2.25	$ 2.05

© PPL Corporation 2014
Reg G Reconciliation - PPL Corp

$
1.34

$
0.45

$
0.39

$
(0.13)

$
2.05

$
2.10

$
2.00

(0.01)

(0.01)

(0.01)

(0.01)

Change in WPD line loss accrual
Other:
Total Special Items
Reported Earnings
Earnings from Ongoing Operations
Special Items:
Foreign currency-related economic hedges
U.K.
Kentucky
Pennsylvania
Corporate
High
Low
$
1.36

$
0.48

$
0.39

$
(0.08)

$
2.15

$
2.25

$
2.05

High
Low
U.K.
Kentucky
Pennsylvania
Corporate
Total Special Items
Reported Earnings
Earnings from Ongoing Operations
Special Items:
$
1.34

$
0.45

$
0.39

$
0.11

$
(0.06)

$
2.23

$
2.30

$
2.15

(0.20)

(0.20)

(0.20)

(0.20)

(0.01)

(0.01)

(0.01)

(0.01)

(0.02)

(0.02)

(0.02)

(0.02)

Change in WPD line loss accrual
High
Low
(After-Tax)
(Unaudited)
U.K.
Kentucky
Pennsylvania
Corporate
Other:
Total Special Items
Reported Earnings
Earnings from Ongoing Operations
Special Items:
Adjusted energy-related economic activity, net
Foreign currency-related economic hedges
Kerr Dam Project impairment
(1) 2014 forecasts reflect special items recorded in Q1 2014.

© PPL Corporation 2014
Other Non-GAAP Financial Measures

"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Unrealized gains or losses on foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
• Workforce reduction and other restructuring effects.
• Acquisition-related adjustments.
• Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged.
Adjusted energy-related economic activity also includes the ineffective portion of qualifying cash flow hedges and premium amortization associated with options. This economic activity is deferred and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets. Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and Exchange Commission for additional information on adjusted energy-
related economic activity.

© PPL Corporation 2014

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation, operating performance and corporate strategy, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL
Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: Failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction; actions, including divestitures, that may be required to obtain necessary regulatory approvals; adverse effects on the market price of PPL’s common stock and our operating results because of a failure to complete, or a delay in the completion of, the proposed transaction; failure to realize the expected benefits of the proposed transaction; negative effects of the announcement or consummation of the proposed transaction; market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of generating plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government or other regulatory permits, approvals, rate relief and cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries;
stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and
the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange
Commission.
Cautionary Statements and Factors
That May Affect Future Results